SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 30, 1998
                Date of Report (Date of earliest event reported)



                      Mid-America Realty Investments, Inc.
             (Exact name of registrant as specified in its charter)


         Maryland                1-9663           47-0700007
     (State or other          (Commission       (IRS Employer
     jurisdiction of          File Number)    Identification No.)
     incorporation)


     11506 Nicholas Street, Suite 100
         Omaha, Nebraska                              68154
   (Address of principal executive offices)         (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 496-3300













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Item 5.   OTHER EVENTS.

         On June 1, 1998, Mid-America Realty Investments, Inc. ("MDI") and Bradley Real Estate, Inc. ("Bradley") jointly issued a press release announcing that the companies executed an Agreement and Plan of Merger, whereby MDI will merge with and into Bradley. The press release, Agreement and Plan of Merger and form of Preferred Stock Articles are filed hereto.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  Exhibit 99.1              Press Release dated June 1, 1998

                  Exhibit 99.2              Merger Agreement

                  Exhibit 99.3              Form of Preferred Stock Articles





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MID-AMERICA REALTY INVESTMENTS, INC.


Date: June 1, 1998                       By: /s/ Jerome L. Heinrichs
                                            --------------------------
                                            Jerome L. Heinrichs
                                            Chairman and
                                            Chief Executive Officer


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